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                                                                    EXHIBIT 99.3

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SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT                      WELLS FARGO RETAIL FINANCE, LLC
792314.9
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                                                Execution Date: October __, 2003
                                                 Effective Date: October 1, 2003

         THIS SECOND AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the April 10, 2003 Loan and Security Agreement (the "LOAN AGREEMENT"), as amended by a certain First Amendment dated September 17, 2003, between:

                  Wells Fargo Retail Finance, LLC (the "LENDER"), a Delaware limited liability company with offices at One Boston Place - 18th Floor, Boston, Massachusetts 02108,

                  and

                  Gadzooks, Inc. ( the "BORROWER"), a Texas corporation with its principal executive offices at 4121 International Parkway, Carrollton, Texas 75007.

         PART 1. AMENDMENT OF LOAN AGREEMENT:

         The Loan Agreement is amended as follows:

         I.. The definition of "Appraised Inventory Percentage" on Page 2 of the Loan Agreement is hereby deleted in its entirety, and the following is inserted in its place:

                  "APPRAISED INVENTORY PERCENTAGE" shall mean the following percentages during the specified corresponding periods:

                               Calendar Period                              Percentage
                               ---------------                              ----------
                     April 1 through September 30, 2003                        85%
                     October 1, 2003 through March 31, 2004                    95%
                     April 1, 2004 and thereafter                              85%

         II.. The definition of "Availability Reserves" on Page 3 of the Loan Agreement is hereby amended by deleting subparagraph (v) contained therein, and inserting the following in its place:

         (v) Permanent Availability Block in the amount of:

                  (a) $3,000,000.00 at all times through September 30, 2003;

                  (b) $1,500,000.00 from October 1, 2003 through December 31, 2003; and thereafter:



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                  (c)      Increasing by $125,000.00 each week, as of the
                           commencement of business on Friday each week, such that the Permanent Availability Block has been restored to $3,000,000.00 on or before March 31, 2004.

         III.. The definition of "Base Margin Rate" on Page 4 of the Loan Agreement is hereby deleted in its entirety, and the following is inserted in its place:

         "BASE MARGIN RATE": Means the aggregate of Wells Fargo Bank, N. A.'s Base Rate, plus the following percentage based upon the corresponding criteria:

                           Line Utilization                         Base Margin
                           ----------------                         -----------
                  Level I - - Up to $5,000,000.00                      (0.25%)
                  Level II - - Greater than $5,000,000.00,              0.00%
                  but less than $10,000,000.00
                  Level III - - Greater than $10,000,000.00             0.50%

                  The Base Margin shall initially be established at Level II until September 30, 2003. From October 1, 2003 through March 31, 2004, the Base Margin shall be established at 1.00%. Thereafter, the Base Margin shall be adjusted monthly on the first day of each calendar month, commencing with April 1, 2004, based upon the average line utilization during the prior month. Upon the occurrence and during the continuance of an Event of Default, the Base Margin may, at the option of the Lender, be immediately increased to the percentage set forth in Level III (even if the line utilization requirement for another Level has been met) and interest shall be determined in the manner set forth in Section 2-10, below.

         IV.. The definition of "Libor Margin" on Page 16 of the Loan Agreement is hereby deleted in its entirety, and the following is inserted in its place:

         "LIBOR MARGIN": Means the following percentage based upon the corresponding criteria:

                             Line Utilization                                     LIBOR Margin
                             ----------------                                     ------------
                    Level I - - Up to $5,000,000.00                                    1.25%
                    Level II - - Greater than $5,000,000.00,                           1.50%
                    but less than $10,000,000.00
                    Level III - - Greater than $10,000,000.00                          2.00%

                  The Libor Margin shall initially be established at Level II until September 30, 2003. From October 1, 2003 through March 31, 2004, the Libor Margin shall be established at 3.00%. Thereafter, the Libor Margin shall be adjusted monthly on the first day of each calendar month, commencing with April 1, 2004, based upon the average line utilization during the prior month. Upon the occurrence and during the continuance of an Event of Default, the Libor Margin may, at the option of the Lender, be immediately increased to the percentage set forth in Level III (even if the line utilization requirement for another Level have been met) and interest shall be determined in the manner set forth in Section 2-10, below.

         V.. The definition of "Revolving Credit Ceiling" on Page 20 of the Loan Agreement is hereby deleted in its entirety, and the following is inserted in its place:



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                  "REVOLVING CREDIT CEILING": $36,500,000.00 through December
                  31, 2003, and thereafter $30,000,000.00.

         VI.. The following new definitions are inserted in their appropriate alphabetical place, as follows:

         "2003 CAPITAL INFUSION": The receipt by the Borrower, scheduled to be consummated on or before December 31, 2003, of not less than $7,500,000.00 in new capital, on terms and conditions acceptable to the Lender, in the Lender's sole and exclusive discretion.

         "MEASUREMENT EVENT": The date that the sum of the aggregate unpaid balance of the Loan Account and the aggregate undrawn Stated Amount of all then outstanding L/Cs has exceeded the Borrowing Base minus the aggregate of Availability Reserves for three consecutive days. For purposes of determining whether a Measurement Event has occurred, in calculating the Borrowing Base, the "Appraised Inventory Percentage" shall at all times through March 31, 2004 be deemed to be 90%.

         VII.. A new section, "Section 4-39", is hereby inserted in its appropriate numerical order, as follows:

         4-39 FINANCIAL PERFORMANCE COVENANTS. The Borrower shall comply with each of the following financial performance covenants:

                  (a) 2003 Capital Infusion - - The Borrower shall have consummated the 2003 Capital Infusion and shall have furnished evidence thereof satisfactory to the Lender on or before December 31, 2003.

                  (b) After the occurrence of a Measurement Event, the Borrower shall comply with the following financial covenants:

                           (i) EBITDA - - The Borrower shall not permit its
                  EBITDA, tested monthly as of the end of each calendar month, to be less than the following specified amounts with respect to the corresponding designated period [To Be Established by October 31, 2003]:

                          Month End                     Minimum EBITDA
                     October 31, 2003
                     November 30, 2003
                     December 31, 2003
                     January 31, 2004
                     February 29, 2004
                     March 31, 2004

                           (ii) Minimum A/P - - The Borrower shall not permit
                  its accounts payable to be less than [To Be Established by October 31, 2003] at any time.

                  Notwithstanding any other provision of this Agreement, upon any breach by the Borrower of any of the foregoing covenants after the occurrence of a Measurement Event, (i) the Appraised Inventory



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                  Percentage shall automatically and immediately be reduced to
                  Eighty-five percent (85%), (ii) the Revolving Credit Ceiling shall automatically and immediately be reduced to $30,000,000.00, and (iii) the Permanent Availability Block shall automatically and immediately be restored to $3,000,000.

         PART 2. AMENDMENT OF FEE LETTER

         The Fee Letter is hereby amended by deleting Paragraph 4 thereof in its entirety, and inserting the following in its place:

                  4. EARLY TERMINATION FEE. (A) In the event that the Termination Date occurs, for any reason, prior to the Maturity Date, the Borrower shall pay to the Lender the "REVOLVING CREDIT EARLY TERMINATION FEE" in respect of amounts which are or become payable by reason thereof equal to the following:

                  (i)      Termination Date on or before April 10, 2004,
                           $300,000.00;

                  (ii)     Termination Date after April 10, 2004, $150,000.00.

         (B) Notwithstanding the foregoing, if the Termination Date occurs as a result of a refinancing of the Liabilities by the Borrower with Wells Fargo Bank, N. A.. or any Affiliate thereof on an unsecured basis, then no Revolving Credit Early Termination Fee shall be due or payable.

         (C) The Lender and the Borrower agree and acknowledge that the Lender will have suffered damages on account of the early termination of the Revolving Credit and that, in view of the difficulty in ascertaining the amount of such damages, the Early Termination Fee constitutes reasonable compensation and liquidated damages to compensate the Lender on account thereof.

         PART 3. RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST THE LENDER:

         I.. Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and re-affirms all terms and provisions of the Loan Documents.

         II.. The Borrower acknowledges and agrees that there is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrower under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to the Borrower with regard thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities.

         III.. The Borrower hereby acknowledges and agrees that the Borrower has no offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns with respect to the Liabilities, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Lender, and its officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.



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         PART 4. MISCELLANEOUS:

         IV.. In consideration of the Lender's willingness to enter into this Second Amendment, the Borrower shall pay to the Lender, as a precondition to the effectiveness of this Second Amendment, an amendment fee in the amount of $37,500.00. The amendment fee shall be fully earned by the Lender upon the execution of this Second Amendment, shall not be applied in reduction of any of the Liabilities, and shall be retained by the Lender under all circumstances. The Lender is hereby authorized to make an advance under the Revolving Credit to pay the Amendment Fee.

         V.. Upon the occurrence of a Measurement Event, the Borrower shall pay to the Lender a Measurement Event fee in the amount of $12,500.00. The Measurement Event fee shall be fully earned by the Lender upon the occurrence of a Measurement Event, shall not be applied in reduction of any of the Liabilities, and shall be retained by the Lender under all circumstances. The Lender is hereby authorized to make an advance under the Revolving Credit to pay the Measurement Event Fee.

         VI.. Terms used in this Second Amendment which are defined in the Loan Agreement are used as so defined.

         VII.. This Second Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, and both of which together shall constitute one instrument.

         VIII.. This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         IX.. Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Second Amendment.

         X.. The Borrower shall pay on demand all reasonable costs and expenses of the Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Second Amendment.

         XI.. In connection with the interpretation of this Amendment and all other documents, instruments, and agreements incidental hereto:

                  A. All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in



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accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

                  B. The captions of this Amendment are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Borrower under this Amendment.

                  C. In the event of any inconsistency between the provisions of this Amendment and any of the other Loan Documents or other agreements entered into by and between the Lender and the Borrower, the provisions of this Amendment shall govern and control.

                  D. The Lender and the Borrower have prepared this Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Lender and the Borrower and shall not be construed against either party.

                                                                  GADZOOKS, INC.
                                                                    ("BORROWER")

                                            By
                                              ----------------------------------

                                    Print Name:
                                               ---------------------------------

                                         Title:
                                               ---------------------------------



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                                                  WELLS FARGO RETAIL FINANCE LLC
                                                                      ("LENDER")


                                            By
                                              ----------------------------------

                                    Print Name:
                                               ---------------------------------

                                         Title:
                                               ---------------------------------



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